Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated October 8, 2025 to the

Summary Prospectus and the Prospectus for Individual Investors (“Statutory Prospectus”), each dated February 28, 2025, for the Emerging Markets Portfolio (Advisor Class)

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus

Dear Shareholder,

Please be advised that the Harding Loevner Emerging Markets Portfolio (Advisor Class) is entering into a transaction with the Harding Loevner Institutional Emerging Markets Portfolio subject to certain conditions, as described below (the “Transaction”).

Assuming the Transaction Condition (defined below) is satisfied, the Transaction is expected to be completed after the close of business on December 19, 2025 (or at such later date as determined by an officer of the Fund) (the “Closing Date”).

If you take no further action to redeem or exchange your shares as described below, you will become a shareholder of the Harding Loevner Institutional Emerging Markets Portfolio after the close of business on the Closing Date.

The remainder of this Supplement is intended to provide you with further detail about the Transaction. The Harding Loevner Emerging Markets Portfolio (Advisor Class) is referred to herein as the “Acquired Portfolio” and the Harding Loevner Institutional Emerging Markets Portfolio, the “Acquiring Portfolio” (together with the Acquired Portfolio, the “Portfolios”).

The Fund will notify shareholders in writing if the Transaction Condition is not satisfied.

We thank you for your investment in the Fund.

Sincerely,

Ryan P. Bowles

President

The Harding, Loevner Funds, Inc.

Transaction

The Transaction will be conducted pursuant to a written agreement and plan (the “Plan”) approved by the Board of Directors (the “Board”) of the Fund. The Plan provides for:

(1) the transfer of all of the assets of the Acquired Portfolio, excluding sanctioned Russian securities (and proceeds of distributions in respect of Russian securities that are similarly subject to sanctions) (collectively, “Sanctioned Russian Assets”) that cannot be transferred, to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of business on the Closing Date;

(2) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and

(3) the distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete redemption and cancellation of the shares of Acquired Portfolio.

Each shareholder of the Acquired Portfolio will receive shares of the Institutional share class of the Acquiring Portfolio in equal value to the shares of the Acquired Portfolio held by that shareholder as of the close of business on the Closing Date.

On or prior to the Closing Date, the Acquired Portfolio will declare one or more dividends and/or distributions to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and realized net capital gains, if any, through the closing of the Transaction. It is expected that a portion of the securities held by the Acquired Portfolio will be disposed of in connection with the Transaction. This is expected to result in a significant increase in the distributions to shareholders of the Acquired Portfolio. These distributions will generally be taxable to shareholders.

After the close of business on the Closing Date, each Acquired Portfolio shareholder will become the owner of a number of full and fractional shares of the Institutional share class of the Acquiring Portfolio and will no longer own shares of the Acquired Portfolio. The number of full and fractional shares of the Institutional share class of the Acquiring Portfolio that an Acquired Portfolio shareholder will receive in the Transaction will be equal in value to the value of such shareholder’s shares in the Acquired Portfolio as of the close of business of the New York Stock Exchange on the Closing Date.

Purchases of Acquired Portfolio shares will be accepted up to and including December 17, 2025. After the close of business on December 17, 2025, the Acquired Portfolio will be closed to investments from new and existing investors and no further investment may be made in the Acquired Portfolio (a “hard close”). Any purchase request that is made prior to the hard close that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Portfolio. Following the hard close and prior to the Closing Date, the Acquired Portfolio will engage in business activities in preparation for the Transaction. Depending on the Acquired Portfolio’s holdings, market conditions and other factors, the Acquired Portfolio may not be fully invested in portfolio securities for a period of time until the Closing Date. During this transition period, the Acquired Portfolio may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact the Acquired Portfolio’s performance. Shareholders who remain invested in the Acquired Portfolio may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Closing Date.

Acquired Portfolio shareholders who do not wish to own Acquiring Portfolio shares as a result of the Transaction may, prior to the Closing Date: (1) redeem Acquired Portfolio shares; or (2) exchange Acquired Portfolio shares for shares of another portfolio of the Fund, as described in the Acquired Portfolio’s prospectus. Any exchange would be made at the current net asset value of the Acquired Portfolio and the selected portfolio of the Fund. Such transactions will be treated as normal redemptions or exchanges of shares and may be taxable.

The Transaction does not require shareholder approval.

Transaction Condition

The Acquired Portfolio holds Sanctioned Russian Assets. Unless the Sanctioned Russian Assets can legally be transferred in advance of the Transaction, the Transaction will be conditioned upon the receipt of a Private Letter Ruling from the Internal Revenue Service (“IRS”) that the Transaction will qualify for U.S. federal income tax purposes as tax-free under section 368 of the Internal Revenue Code of 1986, as amended (the “Transaction Condition”). If the Private Letter Ruling is granted by the IRS, the Transaction is expected to be tax-free under section 368 for U.S. federal income tax purposes.

Rationale for Transaction

The Fund’s Board, including the Directors who are not deemed to be “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the proposed Transaction and determined that it is in the best interests of each Portfolio and that the interests of the existing shareholders of each Portfolio will not be diluted as a result of the Transaction. The Board considered multiple factors, including, but not limited to, the Portfolios’ identical investment objectives, investment policies and restrictions, investment risks and the fact that the Portfolios are managed by the same portfolio managers using the same investment strategy. In addition, the Portfolios are subject to the same advisory fee and no share class of either Portfolio pays distribution fees under the Fund’s Rule 12b-1 plan. The Institutional share class of the Acquiring Portfolio is subject to a 1.05% expense cap and the Advisor class of the Acquired Portfolio is subject to a 1.15% expense cap. It is anticipated that the total annual fund operating expense ratio of the Institutional share class of the Acquiring Portfolio immediately after the Transaction will be lower than the total annual fund operating expense ratio of the Advisor class of the Acquired Portfolio immediately prior to the Transaction.

Tax Considerations

Assuming satisfaction of the Transaction Condition, it is anticipated that the Transaction will qualify as tax-free for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Transaction. Qualification of the Transaction as tax-free means, among other things, that no gain or loss will be recognized under the Internal Revenue Code of 1986, as amended, by the Acquired Portfolio or by the shareholders of the Acquired Portfolio as a result of the Transaction, and that each shareholder’s adjusted basis for federal income tax purposes in the Acquiring Portfolio’s shares received in the Transaction will be the same as the shareholder’s adjusted basis immediately before the Transaction in the shares of the Acquired Portfolio exchanged therefor.

Comparison of the Portfolios

This section compares certain important aspects of the Portfolios. It provides a summary only. For additional information about the Portfolios, please refer to the Prospectus and the SAI, which are available at hardingloevner.com/ways-to-invest/us-mutual-funds and can also be obtained by calling the Fund at no cost at (877) 435-8105.

Investment Objectives and Policies

The Portfolios’ investment objectives are identical: to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets. The investment strategies of the Portfolios are also identical and are based on a single model portfolio.

The Portfolios implement their investment strategies in an identical manner, including with respect to portfolio holdings, sector allocations and number of holdings. Differences in the portfolio holdings of the Portfolios are due to differences in the purchase and/or redemption activity across the two Portfolios.

As of the Closing Date, each Portfolio’s fundamental investment policies (i.e., those investment policies that cannot be changed without the approval of Portfolio shareholders) and non-fundamental investment policies are identical in all material respects.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each applicable class of the Portfolios are identical in all material respects.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The minimum initial investment for the Institutional share class of the Acquiring Portfolio is $500,000 and the minimum initial investment for the Advisor share class of the Acquired Portfolio is $5,000. The redemption policies and procedures for the Institutional share class of the Acquiring Portfolio and the Advisor share class of the Acquired Portfolio are identical in all material respects. The Advisor share class of the Acquired Portfolio may be exchanged for shares of another portfolio of the Fund (excluding Institutional Class Z) based on the respective net asset value of the shares involved in the exchange, if (i) the shareholder wishing to exchange shares resides in a state where the portfolio and class of shares to be acquired are qualified for sale; and (ii) the investment meets the minimum initial investment requirement for the portfolio and class of shares to be acquired.

Comparison of Fees and Expenses

The total annual operating expenses of the Institutional share class of the Acquiring Portfolio are less than the total annual operating expenses of the Advisor share class of the Acquired Portfolio. In addition, the Portfolios’ investment adviser, Harding Loevner LP (“Harding Loevner”), is subject to a fee waiver and expense reimbursement agreement, which requires that Harding Loevner waive a portion of the applicable management fee and/or reimburse each class of each Portfolio for its other operating expenses to the extent the total annual fund operating expenses (excluding taxes, interest, borrowing costs, overdraft charges, litigation and indemnification, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired fund fees and expenses) as a percentage of average daily net assets exceeds 1.05% for the Institutional share class of the Acquiring Portfolio and 1.15% of the Advisor share class of the Acquired Portfolio. Please refer to the tables below for a comparison of the total annual operating expenses of each Portfolio.

Emerging Markets Portfolio (Acquired Portfolio)

Annual Fund Operating Expenses

As of August 31, 2025

Advisor Class	Gross	Net

Total Annual Fund Operating Expenses(1)	1.20%	1.15%

1 Harding Loevner has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Advisor Class shares for its other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding taxes, interest, borrowing costs, overdraft charges, litigation and indemnification, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments and acquired fund fees and expenses), as a percentage of average daily net assets, exceed 1.15% through February 28, 2026. This fee waiver and expense reimbursement agreement may be terminated by the Board at any time and will automatically terminate upon the termination of the Portfolio’s investment advisory agreement.

Institutional Emerging Markets Portfolio (Acquiring Portfolio)

Annual Fund Operating Expenses

As of August 31, 2025

Institutional Class	Gross	Net

Total Annual Fund Operating Expenses(1)	1.17%	1.05%

1 Harding Loevner has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Advisor Class shares for its other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding taxes, interest, borrowing costs, overdraft charges, litigation and indemnification, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments and acquired fund fees and expenses), as a percentage of average daily net assets, exceed 1.05% through February 28, 2026. This fee waiver and expense reimbursement agreement may be terminated by the Board at any time and will automatically terminate upon the termination of the Portfolio’s investment advisory agreement.

The discussion above compares the estimated total annual operating expenses of each Portfolio as of August 31, 2025 based on the then-current assets of each Portfolio as of such date.

The Portfolios will bear the legal costs associated with the Transaction on a pro rata basis according to their asset size. However, to the extent that the Portfolios are operating above their respective expense caps, Harding Loevner will reimburse the Portfolios for those costs.

Investors Should Retain this Supplement for Future Reference.